UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12.

                              GLOBESPANVIRATA, INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:
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   2) Aggregate number of securities to which transaction applies:
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   3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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   4) Proposed maximum aggregate value of transaction
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   5) Total fee paid:
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   [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form, Schedule or Registration Statement No.:
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    3) Filing Party:
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    4) Date Filed:
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                              GLOBESPANVIRATA, INC.
                                100 SCHULZ DRIVE
                           RED BANK, NEW JERSEY 07701



                                                        October 1, 2003

     Dear Fellow Stockholders:


     According to our latest records, we have not yet received your proxy for the important Annual Meeting of stockholders of GlobespanVirata, Inc. to be held on October 16, 2003. Your Board of Directors has unanimously recommended that stockholders vote in favor of the proposals under consideration.

     Please help your company avoid the expense of further solicitation by signing, dating and returning the enclosed proxy card today.

     Thank you for your cooperation.

     Very truly yours,


     /s/ Michael Otner
     ----------------------
     Michael Otner
     Corporate Secretary


                  If you have any questions, or need assistance
                     in voting your shares, please call our
                                proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, at 1-888-750-5834

                                 IMPORTANT NOTE:
                    If you hold your shares through a bank or
              broker, you may not be able to vote by telephone, or
                                via the Internet.
              Please call Innisfree at 888-750-5834 for assistance.